UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 888-8801

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors of The Toro Company (the “Company”) previously approved and adopted The Toro Company Amended and Restated 2010 Equity and Incentive Plan (the “Amended and Restated 2010 Plan”), subject to approval of the Amended and Restated 2010 Plan by the Company’s shareholders. At the Company’s 2015 Annual Meeting of Shareholders held on March 17, 2015, the Company’s shareholders approved the Amended and Restated 2010 Plan. The amendments reflected in the Amended and Restated 2010 Plan:

•	increase the number of shares of common stock authorized for issuance under The Toro Company 2010 Equity and Incentive Plan (the “2010 Plan”) and the number of shares of common stock authorized for issuance pursuant to full-value awards by 300,000 shares;

•	extend the term of the 2010 Plan to March 17, 2025;

•	add an annual limit of shares of common stock subject to nonemployee director awards granted to any one nonemployee director of 20,000 shares of common stock;

•	add performance measures based on safety, quality and other manufacturing criteria; and

•	effect certain technical and administrative changes.

The Amended and Restated 2010 Plan replaces the 2010 Plan in its entirety.

The above description of the Amended and Restated 2010 Plan is not intended to be complete and is qualified in its entirety by the specific language in the Amended and Restated 2010 Plan. A copy of the Amended and Restated 2010 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K. In addition, a detailed summary of the Amended and Restated 2010 Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on February 3, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Shareholders on March 17, 2015. The final results of the shareholder vote on the business brought before the meeting were as follows:

	For	Against/ Withheld	Abstain	Broker Non-Votes
Proposal One—Election of directors to serve for a term of three years ending at the Company’s 2018 Annual Meeting of Shareholders
Janet K. Cooper	45,185,731	1,228,556	—	5,217,024
Gary L. Ellis	45,779,084	635,203	—	5,217,024
Gregg W. Steinhafel	45,017,024	1,397,263	—	5,217,024

Proposal Two—Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 31, 2015	50,987,730	483,552	160,029	—

Proposal Three—Advisory approval of executive compensation	44,902,048	1,150,605	361,634	5,217,024

Proposal Four—Approval of The Toro Company Amended and Restated 2010 Equity and Incentive Plan	43,386,954	2,733,804	293,529	5,217,024

Each of the directors in Proposal One was elected by the Company’s shareholders by the required vote and each of Proposals Two, Three and Four was approved by the Company’s shareholders by the required vote.

Regarding the Company’s other directors, (i) each of Robert C. Buhrmaster, James C. O’Rourke and Christopher A. Twomey continue to serve as a director for a term ending at the Company’s 2016 Annual Meeting of Shareholders; and (ii) each of Jeffrey M. Ettinger, Katherine J. Harless and Michael J. Hoffman continue to serve as a director for a term ending at the Company’s 2017 Annual Meeting of Shareholders.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	The Toro Company Amended and Restated 2010 Equity and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: March 19, 2015	By	/s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	The Toro Company Amended and Restated 2010 Equity and Incentive Plan	Filed herewith